UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 22, 2010

Macquarie Equipment Leasing Fund, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-154278	26-3291543
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Franklin St., 17th Floor, Suite 1700, Boston, MA		02110
(Address of principal executive offices)		(Zip Code)
(617) 457-0645
(Registrant's telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Macquarie Equipment Leasing Fund, LLC published a press release dated October 22, 2010 announcing its entry into an agreement to purchase a number of customer self-serve kiosks.  A copy of the press release is furnished herewith as Exhibit 99.1

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description
99.1	Press Release dated October 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE EQUIPMENT LEASING FUND, LLC

Date: October 25, 2010	By: /s/ Duncan Edghill
Duncan Edghill
Vice President of the Manager

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated October 22, 2010

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